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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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Date of report (Date of earliest event reported) February 15, 2006

                       ELECTRONIC SENSOR TECHNOLOGY, INC.
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             (Exact Name of the Registrant as Specified in Charter)

          Nevada                    333-87224                    98-0372780
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(State or Other Jurisdiction       (Commission                  (IRS Employer
     of Incorporation)             File Number)              Identification No.)

           1077 Business Center Circle, Newbury Park, California 91320
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                    (Address of Principal Executive Offices)

Registrant's telephone number, including area code (805) 480-1994

                                 Not Applicable.
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.02     NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR
              A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW.

In connection with our filing of an amendment to registration statement on Form SB-2/A with the Securities and Exchange Commission on February 15, 2006, and after reviewing certain accounting principles we had applied in our financial statements for the periods ended March 31, 2005, June 30, 2005 and September 30, 2005 previously filed with the Commission, we have determined that those financial statements should no longer be relied upon as we failed to indicate that the certificate of deposit maintained by us with East West Bank ($900,651, $906,599 and $912,651 at March 31, 2005, June 30, 2005 and September 30, 2005,
respectively) is a restricted asset. Previously, we presented that certificate of deposit as unrestricted on the consolidated balance sheet and included the certificate of deposit in the consolidated statements of cash flows as an element of cash and cash equivalents.

This determination was made by us on February 15, 2006 and affects our quarterly reports on Form 10-QSB for the periods ended March 31, 2005, June 30, 2005 and September 30, 2005. We will restate the financial statements included in our quarterly reports on Form 10-QSB for the periods ended March 31, 2005, June 30, 2005 and September 30, 2005 and file amended quarterly reports on Form 10-QSB/A for the periods ended March 31, 2005, June 30, 2005 and September 30, 2005, as soon as practicable. The change in presentation of our certificate of deposit has no effect on our consolidated balance sheet (other than a clarification that the certificate of deposit is "restricted cash"), consolidated statements of operations, loss per share or stockholders' equity. However, the change will increase the cash used in investing activities and correspondingly decreasing the cash and cash equivalents for our consolidated statements of cash flows purposes by $900,651, $906,599 and $912,651 for the interim periods ended March 31, 2005, June 30, 2005, and September 30, 2005, respectively.

Our President and Chief Executive Officer and Vice President of Finance and Administration (the Company's principal financial and accounting officer) discussed the matters described herein with our independent accountant.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ELECTRONIC SENSOR TECHNOLOGY, INC.


Date: February 22, 2006            By:     /s/ Teong C. Lim
                                           -------------------------------------
                                   Name:   Teong C. Lim
                                   Title:  President and Chief Executive Officer